Exhibit 99.1

Loyalty Ventures Inc. Announces Bankruptcy Filings and

Plan to Delist from the Nasdaq Global Select Market

DALLAS, Texas, March 10, 2023 – Loyalty Ventures Inc. (Nasdaq: LYLT) (the “Company”) and certain of its subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). In addition, earlier today, LoyaltyOne, Co. (“LoyaltyOne”), a subsidiary of the Company, sought protection under the Companies’ Creditors Arrangement Act (Canada) (the “CCAA”) with the Ontario Superior Court of Justice (the “Canadian Court”).

In connection with the CCAA proceedings, LoyaltyOne filed motions seeking Canadian Court approval under the CCAA of a sale and investment solicitation process (“SISP”). Under the SISP, interested parties would be invited to participate in a sale process in accordance with the SISP procedures. Concurrent with the issuance of this press release, Bank of Montreal (TSX: BMO) (NYSE: BMO), and its subsidiaries BMO Financial Corp. and BMO Harris Bank N.A (together, “BMO”), announced BMO’s entry into a purchase agreement with LoyaltyOne pursuant to which BMO will acquire LoyaltyOne’s AIR MILES Reward Program (AIR MILES) business. The consummation of the sale transaction is conditioned upon LoyaltyOne not receiving a more favorable offer from another party in accordance with the SISP, and other customary closing conditions.

The Company believes that BMO’s acquisition of AIR MILES would secure the program and better position AIR MILES to continue delivering its leading loyalty program to nearly 10 million Canadian collectors.

In connection with the chapter 11 cases, the Company has filed customary motions authorizing it to proceed with its operations in the ordinary course. Subject to approval of the Canadian Court, LoyaltyOne, as borrower, will enter into a debtor-in-possession (“DIP”) facility with an affiliate of BMO, as lender, pursuant to which the lender will make available to LoyaltyOne a non-revolving secured credit facility in the amount of $70 million. Subject to the approval of the Bankruptcy Court and the Canadian Court, the Company, as borrower, and LoyaltyOne, as lender, will enter into an intercompany DIP facility. The Company currently expects that the intercompany DIP facility will provide sufficient liquidity to meet its financial obligations during the duration of the chapter 11 cases.

The decision to file for chapter 11 was made after a careful evaluation of the Company's financial situation and a determination that it is in the best interests of the Company and its stakeholders. For more information on the chapter 11 cases and the CCAA proceedings, please read the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) today. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

For Bankruptcy Court filings and other additional information related to the chapter 11 cases available from time to time, please see https://cases.ra.kroll.com/LVI, a website administered by Kroll Restructuring Administration LLC, the Company’s third-party bankruptcy claims and noticing agent.

The Company also announced today its intention to voluntarily delist its common stock, par value $0.01 per share (the “Common Stock”) from the Nasdaq Global Select Market (“Nasdaq”) and deregister the Common Stock from Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Set forth below is a summary of material facts surrounding the Company’s withdrawal notice as required by Rule 12d2-2(c)(2)(iii) under the Exchange Act and Nasdaq Listing Rule 5840(j)(1)(iii).

The Company’s board of directors made the decision to delist and deregister following careful consideration of the Company’s current situation, including filing of the Company’s chapter 11 cases. In addition, the board of directors determined that it is in the Company’s best interest to withdraw the listing and registration to reduce the Company’s costs of compliance with the rules of the SEC and Nasdaq. The Company has notified Nasdaq of its intent to voluntarily delist its Common Stock, and will file a notice on Form 25 relating to such delisting with the SEC on or about March 20, 2023. The Company has not arranged for listing or registration of its Common Stock on another national securities exchange. The Common Stock may be eligible to be quoted on the Pink Open Market operated by the OTC Markets Group Inc. if a market maker sponsors the security and complies with Rule 15c2-11 under the Exchange Act, but the Company can provide no assurances that a public market for trading the Common Stock will exist now or in the future.

The Company is committed to working closely with its stakeholders to minimize the impact of the bankruptcy process and to ensure that its creditors are treated fairly. The Company’s previously announced sale of its BrandLoyalty business to Opportunity Partners B.V. remains on track to close by the second quarter of 2023. PJT Partners LP and Alvarez & Marsal Inc. are acting as investment banker and financial advisor, respectively, and Akin Gump Strauss Hauer & Feld LLP and Cassels Brock & Blackwell LLP are acting as legal advisors to the Company and LoyaltyOne.

Caution Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. The above statements regarding the expected impact of the chapter 11 cases constitute forward-looking statements that are based on the Company’s current expectations. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results and future economic conditions, all of which are subject to risks that include, but are not limited to, our high level of indebtedness; increases in market interest rates; the potential failure to satisfy the closing conditions under the purchase agreement for our BrandLoyalty business, which may result in the sale transaction not being consummated; the potential failure to satisfy the borrowing conditions under the bridge loan agreement in connection with the sale of our BrandLoyalty business, which may result in the BrandLoyalty business not being able to obtain bridge loans, which could lead to the insolvency of the BrandLoyalty business; continuing impacts related to COVID-19, including variants, labor shortages, reduction in demand from clients, supply chain disruption for our reward suppliers and capacity constraints, rising costs or other disruptions in the airline or travel industries; changes in geopolitical conditions, including the Russian invasion of Ukraine and related global sanctions and Russian restrictions or actions with respect to local assets; fluctuation in foreign exchange rates; execution of restructuring plans and any resulting cost savings; loss of, or reduction in demand for services from, significant clients; loss of active AIR MILES Reward Program collectors or greater than expected redemptions by the same; unfavorable resolution of pending or future litigation matters; disruption to operations due to the separation from our former parent or failure of the separation to be tax-free; new regulatory limitations related to consumer protection or data privacy limiting our services; loss of consumer information due to compromised physical or cyber security; the transaction support agreement, pursuant to which we, along with the other parties thereto, agreed to the principal terms of our proposed financial restructuring, may be terminated by certain of its parties if specified milestones are not achieved, amended, or waived, or if certain events occur; our ability to operate within the restrictions and the liquidity limitations of the DIP financings we anticipate incurring in connection with the chapter 11 cases and the CCAA proceedings; our receipt of other acquisition bids and negotiations with associated bidders in connection with the SISP for our AIR MILES business; and the ability to obtain relief from the Bankruptcy Court to facilitate the smooth operation of our business during the pendency of the chapter 11 cases and other risks and uncertainties relating to the chapter 11 cases, including but not limited to, our ability to obtain approval of the Bankruptcy Court and the Canadian Court with respect to motions or other requests made to the Bankruptcy Court and the Canadian Court throughout the course of the cases, including with respect to our CCAA DIP facility and intercompany DIP facility, the SISP, and the stalking horse purchase agreement with BMO or the consummation of the transactions contemplated therein, the effects of the cases on us and on the interests of various constituencies, Bankruptcy Court and Canadian Court rulings in the cases and the outcome of the cases in general, the length of time we will operate under the cases, risks associated with third-party motions in the cases, regulatory approvals required to emerge from chapter 11, the potential adverse effects of the cases on our liquidity or results of operations and increased legal and other professional costs in connection with the cases.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. Additional risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section of both (1) our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and (2) any updates in Item 1A, or elsewhere, in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K or any updates thereto. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.